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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23459

Red Cedar Fund Trust

(Exact name of registrant as specified in charter)

c/o Red Cedar Investment Management, LLC, 333 Bridge Street NW Suite 601 Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip code)

CT Corporation

1209 Orange Street, Corporation Trust Center, Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant's telephone number, including area code:	(616) 378-6894

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Red Cedar Short Term Bond Fund

Institutional Class (RCSTX)

Annual Report

October 31, 2021

RED CEDAR SHORT TERM BOND FUND
LETTER TO SHAREHOLDERS (Unaudited)	December 7, 2021

Dear Shareholders,

As we near the end of 2021 with nearly 2 years of battling the COVID-19 pandemic under our belts, much of the world is still awash in lockdowns and illness with seemingly no end in sight. It turns out that the vaccines are not the panacea that everyone had hoped for and perhaps herd immunity is but a pipe dream. The silver lining in all this is that the world is now learning to live with the virus. That is to say, perhaps COVID-19 is moving from pandemic to endemic. As evidence of this, I would submit that for the first time in nearly two years, I did not mention COVID-19 (this letter to shareholders notwithstanding) in many of my third quarter investment update meetings.

In the beginning of the Red Cedar Short Term Bond Fund’s (the “Fund”) fiscal year ended October 31, 2021, the world was only a few months away from the first vaccine rollouts. Red Cedar Investment Management, LLC (“Red Cedar”), the investment adviser to the Fund, had already positioned the Fund to take advantage of the ensuing pro-cyclical economic re-opening trade by owning corporate and securitized bonds that would benefit from the recovery. The capital markets had plenty of reasons to be optimistic: central bankers were providing unprecedented liquidity, the economic re-opening was finally upon us, and asset prices were still at reasonable, if not cheap levels.

The economic re-opening, supply chain disruptions, fiscal largesse of governments, labor shortages and incredibly easy financial conditions courtesy of the world’s central banks are all conditions contributing to inflationary pressures globally. The short end of the yield curve has been anchored by the Federal Reserve (the “Fed”) through monetary policy. This mitigated some of the interest rate risk earlier in the fiscal year for the Fund, however Red Cedar has adjusted its approach for the Fund as the year progressed. As advisor to the Fund, Red Cedar was not an advocate of the Fed’s transitory narrative on the topic of inflation and positioned the Fund accordingly with a more defensive posture with respect to duration. Put another way, we did not believe and still do not believe investors are being compensated appropriately to take unnecessary interest rate risk.

As 2021 unfolded, the reflationary trade was in overdrive. This allowed credit spreads to tighten dramatically and boosted returns to the Fund. During those first three months of 2021, the relative safety of U.S. Treasuries (“USTs”) began to lose its allure as the yield on 3-year USTs rose from 0.17% to 0.35%, while the move in yields for longer dated USTs was even more pronounced. The Fund’s positioning of low interest rate risk and overweighting of credit risk enabled it to achieve a slightly positive total return for the quarter, while the Bloomberg 1-3 Year U.S. Government/Credit Index posted a -0.04% return.

As we approached mid-year, the Fed seemed to be wavering on its ultra-dovish stance. Indeed, after the June 16, 2021 Federal Open Market Committee (“FOMC”) meeting, Fed Chairman Jerome Powell indicated that the Fed was now much closer to meeting its employment and inflation goals. Furthermore, the infamous “Dot Plot” now indicated that 13 of 18 FOMC members thought rate hikes would begin no later than 2023. With this

RED CEDAR SHORT TERM BOND FUND
LETTER TO SHAREHOLDERS (Unaudited) (Continued)

new messaging from the Fed, long USTs rallied, sending the 10-year UST yield down 27 basis points while 3-year USTs rose 11 basis points, flattening the yield curve. The Fund’s shorter duration stance relative to its benchmark created a tailwind to outperform its benchmark during the quarter along with the strength of its credit positioning.

The Fed has now telegraphed its intentions for Quantitative Easing and future rate hikes – it will begin tapering by year end and will not begin raising rates until after bond buying ceases. It did not take long for the markets to get comfortable with the Fed’s plans and interest rates traded in a relatively tight range until the Fund’s fiscal year end. While Red Cedar still sees plenty of runway before financial conditions truly begin to tighten, the clock is now ticking as to when the Fed begins to hike rates. As we also consider that inflation continues to run hot - prints of this magnitude have not been reported since the early 1990s in the U.S. – the possibility of the Fed removing accommodative policy early and/or a policy error does exist. Against this backdrop, with respect to the Fund, Red Cedar continues to focus on credit issues with strong balance sheets and cash flows along with securitized issues that offer strong credit protection.

Against the backdrop of exceptionally low interest rates globally, the Bloomberg 1-3 Year U.S. Government/Credit Index returned -0.05% for the fiscal year ended October 31, 2021. The Fund provided value to its shareholders with a return of 0.46% during that same period. Red Cedar believes it has provided that return without undertaking undue levels of risk for the Fund’s shareholders.

We at Red Cedar would like to wish everyone a safe and peaceful holiday season and send our best wishes for a Happy New Year.

Regards,

David L. Withrow, CFA

President

Red Cedar Investment Management

Jason Schwartz, CFA

Senior Portfolio Manager

Red Cedar Investment Management

RED CEDAR SHORT TERM BOND FUND PERFORMANCE INFORMATION October 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Red Cedar Short Term Bond Fund - Institutional Class versus the
Bloomberg 1-3 Year U.S. Government/Credit Index(a)

Average Annual Total Returns
(For Periods Ended October 31, 2021)
		Since
	1 Year	Inception(c)
Red Cedar Short Term Bond Fund - Institutional Class (b)	0.46%	2.06%
Bloomberg 1-3 Year U.S. Government/Credit Index	(0.05%)	1.72%

(a)	The Bloomberg 1-3 Year U.S. Government/Credit Index is an unmanaged index measuring the performance of investment grade government and corporate bonds with maturities of one to three years. The Fund does not invest solely in securities included in the Bloomberg 1-3 Year U.S. Government/Credit Index and may invest in other types of securities consistent with the prospectus.

(b)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(c)	The Fund commenced operations on November 15, 2019.

RED CEDAR SHORT TERM BOND FUND PORTFOLIO INFORMATION October 31, 2021 (Unaudited)

Asset Allocation (% of Net Assets)

Top 10 Long-Term Holdings

% of
Security Description	Net Assets
U.S. Treasury Notes, 0.375%, due 09/15/24	1.6%
Discover Bank, 4.200%, due 08/08/23	1.3%
JPMorgan Chase & Company, 3.559%, due 04/23/24	1.3%
Daimler Finance North America, LLC, 144A, 3.350%, due 02/22/23	1.3%
General Motors Financial Company, Inc., 3.550%, due 07/08/22	1.3%
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J28, Class A-1, 1.766%, due 02/25/25	1.3%
Ally Financial, Inc., 1.450%, due 10/02/23	1.3%
Skandinaviska Enskilda Banken AB, 144A, 0.550%, due 09/01/23	1.3%
Verizon Communications, Inc., 0.750%, due 03/22/24	1.3%
FREMF Mortgage Trust, 144A, Series 2013-K33, Class C, 3.612%, due 08/25/46	1.3%

RED CEDAR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

U.S. GOVERNMENT &
AGENCIES — 1.6%	Coupon	Maturity	Par Value	Value
U.S. Treasury Obligations — 1.6%
U.S. Treasury Notes (Cost $1,889,837)	0.375%	09/15/24	$1,905,000	$1,885,652

MUNICIPAL BONDS — 0.5%	Coupon	Maturity	Par Value	Value
County of Denton Texas, Series 2020-A	0.444%	07/15/23	$500,000	$499,832
Dallas/Fort Worth Texas International Airport, Series 2020-C	1.041%	11/01/23	100,000	100,815
Total Municipal Bonds (Cost $600,000)				$600,647

ASSET BACKED
SECURITIES — 17.4%	Coupon	Maturity	Par Value	Value
Affirm, Inc., 144A, Series 2021-B, Class A	1.030%	08/15/26	$915,000	$912,163
Aligned Data Centers Issuer, LLC, Series 2021-1, Class A-2	1.937%	08/15/46	1,000,000	995,791
American Homes 4 Rent Trust, 144A, Series 2014-SFR3, Class A	3.678%	12/17/36	810,436	852,219
American Homes 4 Rent Trust, 144A, Series 2015-SFR2, Class A	3.732%	10/18/52	537,164	568,688
Amur Equipment Finance Receivables IX, LLC, 144A, Series 2021-1, Class A-2	0.750%	11/20/26	1,109,632	1,107,303
Aqua Finance Trust, Series 2020-A, Class A	1.900%	07/17/46	836,354	839,852
Carvana Auto Receivable Trust, Series 2021-N2, Class A-2	0.970%	03/10/28	1,000,000	994,657
CF Hippolyta Issuer, LLC, 144A, Series 2021-1A, Class A-1	1.530%	03/15/61	883,697	875,645
FIC Funding, LLC, 144A, Series 2021-1, Class A	1.130%	04/15/33	689,241	689,034
Foundation Financial Trust, 144A, Series 2017-1, Class A	3.300%	07/15/33	333,525	337,148
Foundation Financial Trust, 144A, Series 2021-1, Class A	1.270%	05/15/41	971,928	961,750

RED CEDAR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ASSET BACKED
SECURITIES — 17.4% (Continued)	Coupon	Maturity	Par Value	Value
Foursight Capital Automobile Receivables Trust, 144A, Series 2021-1, Class A-3	0.640%	07/15/25	$750,000	$749,811
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class A-3	0.810%	05/15/26	700,000	695,480
Honda Auto Receivables Trust, Series 2019-4, Class A-4	1.870%	01/20/26	1,000,000	1,017,470
MetLife Securitization Trust, 144A, Series 2017-1, Class A (a)	3.000%	04/25/55	757,660	775,128
Mill City Mortgage Trust, 144A, Series 2017-1, Class A-1 (a)	2.750%	11/25/58	412,842	414,550
Mill City Mortgage Trust, 144A, Series 2018-1, Class A-1 (a)	3.250%	05/25/62	861,478	876,016
Oasis Securitization Funding, LLC, 144A, Series 2020-2, Class NT	4.262%	05/15/32	277,050	278,770
Oasis Securitization Funding, LLC, 144A, Series 2021-1A, Class A	2.579%	02/15/33	355,647	356,832
Pawnee Equipment Receivables Trust, Series 21-1, Class A2	1.100%	07/15/27	750,000	747,961
PFS Financing Corporation, 144A, Series 2021-A, Class A	0.710%	04/15/26	1,130,000	1,121,056
SBA Tower Trust, 144A, Series 2020-1-2, Class 1C	1.884%	07/15/50	881,000	892,952
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-WF2, Class M1 (1MO LIBOR + 57) (a)	0.659%	05/25/35	261,601	261,197
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2006-BC6, Class A-1 (1MO LIBOR + 16) (a)	0.246%	01/25/37	478,003	470,885
Towd Point Mortgage Trust, 144A, Series 2016-3, Class A-1 (a)	2.250%	04/25/56	134,466	134,688
Towd Point Mortgage Trust, 144A, Series 2017-2, Class A-1 (a)	2.750%	04/25/57	400,749	405,239
Towd Point Mortgage Trust, 144A, Series 2017-3, Class A-1	2.750%	07/25/57	894,028	905,577
Towd Point Mortgage Trust, 144A, Series 2018-3, Class A-1 (a)	3.750%	05/25/58	274,450	285,843
Towd Point Mortgage Trust, 144A, Series 2015-6, Class A-1B (a)	2.750%	04/25/55	102,998	103,134
Vantage Data Centers, LLC, 144A, Series 21-1A, Class A2	2.165%	10/15/46	1,000,000	1,000,546
Total Asset Backed Securities (Cost $20,688,399)				$20,627,385

RED CEDAR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

COLLATERALIZED MORTGAGE
OBLIGATIONS — 36.6%	Coupon	Maturity	Par Value	Value
Asset Backed Funding Certificates, Series 2005-WF1, Class M2	0.689%	10/25/34	$260,672	$259,832
Blackstone Mortgage Trust, 144A, Series 2021-SDMF, Class B	0.828%	09/15/23	640,000	628,769
BX Commercial Mortgage Trust, 144A, Series 2021-VOLT, Class B	1.040%	09/15/36	770,000	764,502
BXHPP Trust, 144A, Series 2021-FILM, Class B	0.990%	08/15/36	1,060,000	1,052,378
Cascade Funding Mortgage Trust, 144A, Series 2021-GRN1, Class A	1.100%	03/20/41	887,297	892,154
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A-AB	3.431%	06/10/48	240,198	250,145
CityLine Commercial Mortgage Trust, 144A, Series 2016-CLNE, Class A (a)	2.778%	11/13/31	1,000,000	1,024,741
Commercial Mortgage Trust Pass-Through Certificates, Series 2012-CCRE4, Class A-3	2.853%	10/17/45	993,930	1,008,892
Commercial Mortgage Trust Pass-Through Certificates, Series 2013-CCRE7, Class A-4	3.213%	03/12/46	1,084,203	1,114,287
Commercial Mortgage Trust Pass-Through Certificates, Series 2014-UBS3, Class A-4	3.819%	06/12/47	1,000,000	1,060,945
Commercial Mortgage Trust Pass-Through Certificates, Series 2014-CCRE20, Class A-4	3.590%	11/13/47	500,000	529,000
Commercial Mortgage Trust Pass-Through Certificates, 144A, Series 2014-277P, Class A	3.611%	08/10/49	1,190,000	1,256,966
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J14, Class A-1	2.197%	11/25/23	611,456	624,591
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J30, Class A-1	0.526%	01/25/25	480,090	475,176
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J28, Class A-1	1.766%	02/25/25	1,502,228	1,528,429
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J21, Class A-1	3.111%	06/25/25	107,455	109,216
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J29, Class A-1	0.735%	01/25/26	558,605	553,907

RED CEDAR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

COLLATERALIZED MORTGAGE
OBLIGATIONS — 36.6%
(Continued)	Coupon	Maturity	Par Value	Value
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-SMC, Class X-1 (a)	0.797%	01/25/23	$23,377,717	$189,296
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-723, Class X-1 (a)	1.037%	08/25/23	14,861,556	206,678
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-724, Class X-1 (a)	0.393%	11/25/23	36,364,537	167,808
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-725, Class XAM	0.711%	02/25/24	27,364,000	372,594
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-W01, Class X-1 (a)	1.109%	01/25/26	15,204,601	511,258
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-734, Class X-1 (a)	0.785%	02/25/26	19,733,957	487,154
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-056, Class XAM (a)	1.288%	05/25/26	11,100,000	566,497
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-736, Class X-1 (a)	1.437%	07/25/26	8,583,921	435,802
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-064, Class X-1 (a)	0.741%	03/25/27	18,835,187	551,302
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-738, Class XAM (a)	1.481%	03/25/27	6,500,000	445,807
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-740, Class XAM (a)	1.197%	10/25/27	7,811,000	477,979
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series 2020-RR02, Class A-X (a)	1.826%	10/27/28	4,665,000	487,709
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-112, Class XAM (a)	1.766%	05/25/30	4,250,000	551,304
FHLMC REMIC Trust, Series K-J33, Class A-1	0.440%	12/25/25	1,049,877	1,035,908
FHLMC REMIC Trust, Series KJ35, Class A1	0.807%	10/25/26	1,000,000	991,110

RED CEDAR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

COLLATERALIZED MORTGAGE
OBLIGATIONS — 36.6%
(Continued)	Coupon	Maturity	Par Value	Value
First Franklin Mortgage Trust, Series 2006-FF14, Class A5	0.249%	10/25/36	$162,666	$161,488
FNMA, Pool #470596	2.900%	04/01/22	975,327	975,299
FNMA, Pool #AM0615	2.465%	10/01/22	1,000,000	1,010,096
FNMA Multifamily REMIC Trust, Series 2018-M7, Class A-1	3.062%	03/25/28	188,545	196,799
FNMA Multifamily REMIC Trust, Series 2019-M21, Class 1A1	1.950%	04/25/28	1,114,378	1,144,226
FNMA Multifamily REMIC Trust, Series 2018-M12, Class A-1	3.546%	08/25/30	199,977	219,710
FREMF Mortgage Trust, 144A, Series 2013-K35, Class C	4.068%	08/25/23	1,158,000	1,211,471
FREMF Mortgage Trust, 144A, Series 2012-K18, Class B (a)	4.376%	01/25/45	890,000	892,578
FREMF Mortgage Trust, 144A, Series 2012-K20, Class C (a)	4.003%	05/25/45	590,000	598,955
FREMF Mortgage Trust, 144A, Series 2013-K25, Class C (a)	3.797%	11/25/45	600,000	614,773
FREMF Mortgage Trust, 144A, Series 2013-K26, Class C (a)	3.720%	12/25/45	980,000	1,005,199
FREMF Mortgage Trust, 144A, Series 2013-K29, Class C (a)	3.646%	05/25/46	1,200,000	1,239,408
FREMF Mortgage Trust, 144A, Series 2013-K33, Class C	3.612%	08/25/46	1,430,000	1,484,172
FREMF Mortgage Trust, 144A, Series 2013-K34, Class B (a)	3.853%	09/25/46	730,000	762,046
FREMF Mortgage Trust, 144A, Series 2014-K41, Class B (a)	3.964%	11/25/47	975,000	1,040,382
FREMF Mortgage Trust, IO, 144A, Series 2016-K59, Class X2-A	0.100%	11/25/49	97,496,586	382,606
Goldman Sachs Mortgage Securities Trust, Series 2014-GC26, Class A-AB	3.365%	11/10/47	658,529	681,750
JPMBB Commercial Mortgage Trust, Series 2014-C22, Class A-SB	3.504%	09/15/47	169,393	176,020
JPMBB Commercial Mortgage Trust, Series 2014-C26, Class A-SB	3.288%	01/15/48	242,687	250,635
KNDR Trust, Series 2021-KIND, Class A	1.040%	08/15/26	865,000	864,464
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C5, Class A-4	3.176%	08/15/45	630,000	633,653

RED CEDAR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

COLLATERALIZED MORTGAGE
OBLIGATIONS — 36.6%
(Continued)	Coupon	Maturity	Par Value	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A-4	3.787%	02/15/47	$164,240	$171,306
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A-5	4.064%	02/15/47	942,000	997,196
Morgan Stanley Capital I Trust, 144A, Series 2015-420, Class A	3.727%	10/17/50	909,551	954,526
MRCD Mortgage Trust, 144A, Series 2019-PARK, Class A	2.718%	12/15/36	650,000	664,892
New Residential Mortgage Loan Trust, 144A, Series 2016-3, Class A-1B (a)	3.250%	09/25/56	721,118	752,805
New Residential Mortgage Loan Trust, 144A, Series 2017-3, Class A-1 (a)	4.000%	04/25/57	122,439	130,309
New Residential Mortgage Loan Trust, 144A, Series 2017-4, Class A-1 (a)	4.000%	05/25/57	351,442	371,408
Popular ABS Mortgage Pass-Through Trust, Series 2006-D (1MO LIBOR + 26), Class A-3	0.349%	11/25/36	339,021	336,891
RAMP Series Trust, Series 2006-EFC2 (1MO LIBOR + 22), Class A-4	0.309%	12/25/36	391,919	390,479
SG Commercial Mortgage Securities Trust, 144A, Series 2020-COVE, Class A	2.632%	04/17/37	370,000	379,729
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A-SB	2.978%	04/15/50	554,907	571,525
WFRBS Commercial Mortgage Trust, Series 2012-C9, Class A-3	2.870%	11/17/45	597,342	605,139
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class A-4	3.198%	03/17/48	862,354	883,895
Total Collateralized Mortgage Obligations (Cost $43,686,274)				$43,367,966

RED CEDAR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 43.0%	Coupon	Maturity	Par Value	Value
Communications — 3.7%
Charter Communications Operating, LLC	4.500%	02/01/24	$1,000,000	$1,072,358
Netflix, Inc.	5.875%	02/15/25	1,000,000	1,132,090
T-Mobile USA, Inc., 144A	2.250%	02/15/26	750,000	754,688
Verizon Communications, Inc.	0.750%	03/22/24	1,500,000	1,496,137
				4,455,273
Consumer Discretionary — 7.0%
American Honda Finance Corporation, Series A	0.875%	07/07/23	1,000,000	1,005,287
Daimler Finance North America, LLC, 144A	3.350%	02/22/23	1,500,000	1,551,903
General Motors Financial Company, Inc.	3.550%	07/08/22	1,500,000	1,530,713
Hyatt Hotels Corporation	1.300%	10/01/23	500,000	500,401
Hyundai Capital America, 144A	2.375%	02/10/23	1,000,000	1,019,165
Marriott International, Inc.	5.750%	05/01/25	1,000,000	1,133,538
Volkswagen Group of America Finance, LLC, 144A	3.125%	05/12/23	1,000,000	1,034,351
Volkswagen Group of America Finance, LLC, 144A	0.875%	11/22/23	500,000	499,646
				8,275,004
Consumer Staples — 2.0%
Bunge Ltd. Finance Corporation	4.350%	03/15/24	1,000,000	1,074,467
Keurig Dr Pepper, Inc.	0.750%	03/15/24	1,250,000	1,245,313
				2,319,780
Energy — 3.0%
Energy Transfer Operating, L.P.	4.500%	04/15/24	1,150,000	1,234,308
Spectra Energy Partners, L.P.	4.750%	03/15/24	1,000,000	1,077,210
TransCanada PipeLines Ltd.	3.750%	10/16/23	1,250,000	1,312,298
				3,623,816
Financials — 16.5%
AerCap Ireland Capital Ltd.	1.650%	10/29/24	1,000,000	1,001,092
AerCap Ireland Capital Ltd., Series 2015-2, Class 1A1E2	1.750%	01/30/26	500,000	491,998
Air Lease Corporation, Series A	0.800%	08/18/24	500,000	491,841
Ally Financial, Inc.	1.450%	10/02/23	1,500,000	1,514,604
Credit Suisse Group AG, 144A	6.500%	08/08/23	1,000,000	1,088,800
Credit Suisse Group AG	0.495%	02/02/24	1,000,000	991,768
Discover Bank	4.200%	08/08/23	1,500,000	1,590,287
Goldman Sachs Group, Inc. (SOFR + 53.8, effective 11/17/22) (a)	0.627%	11/17/23	500,000	499,446
Goldman Sachs Group, Inc. (SOFR + 57.2, effective 03/08/23) (a)	0.673%	03/08/24	500,000	498,739

RED CEDAR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 43.0%
(Continued)	Coupon	Maturity	Par Value	Value
Financials — 16.5% (Continued)
JPMorgan Chase & Company	3.559%	04/23/24	$1,500,000	$1,561,256
Lloyds Banking Group plc	4.050%	08/16/23	1,000,000	1,058,090
Lloyds Banking Group plc	0.695%	05/11/24	500,000	499,354
Morgan Stanley, Series F	3.750%	02/25/23	1,000,000	1,040,594
NatWest Group plc	3.875%	09/12/23	1,250,000	1,317,547
Royal Bank of Canada	0.750%	10/07/24	1,000,000	991,097
Skandinaviska Enskilda Banken AB, 144A	0.550%	09/01/23	1,500,000	1,496,955
Synchrony Financial	4.375%	03/19/24	1,000,000	1,069,091
Toronto-Dominion Bank (The)	0.700%	09/10/24	500,000	496,162
UBS AG, 144A	0.450%	02/09/24	1,000,000	988,629
UBS AG	7.750%	09/01/26	750,000	948,622
				19,635,972
Health Care — 2.2%
AbbVie, Inc.	2.800%	03/15/23	1,000,000	1,022,111
AbbVie, Inc.	3.850%	06/15/24	500,000	533,072
CVS Health Corporation	2.625%	08/15/24	1,000,000	1,042,141
				2,597,324
Industrials — 4.7%
Boeing Company (The)	4.875%	05/01/25	1,000,000	1,104,850
Parker-Hannefin Corporation	2.700%	06/14/24	1,250,000	1,303,229
Roper Technologies, Inc.	3.650%	09/15/23	1,000,000	1,052,462
Ryder Systems, Inc.	3.650%	03/18/24	1,000,000	1,061,992
Siemens Financieringsmaatschappij N.V., 144A	0.650%	03/11/24	500,000	497,840
Skymiles IP Ltd. & Delta Air Lines, Inc., 144A	4.500%	10/20/25	500,000	532,500
				5,552,873
Materials — 0.4%
Nutrien Ltd.	1.900%	05/13/23	500,000	508,267

Technology — 0.9%
NXP Funding, LLC, 144A	4.625%	06/01/23	1,000,000	1,058,264

Utilities — 2.6%
CMS Energy Corporation	3.875%	03/01/24	1,000,000	1,057,670
Consolidated Edison Company, Series 2020-A	0.650%	12/01/23	500,000	498,802
National Rural Utilities Cooperative Finance Corporation, Series D	0.350%	02/08/24	500,000	493,890

RED CEDAR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 43.0%
(Continued)	Coupon	Maturity	Par Value	Value
Utilities — 2.6% (Continued)
WEC Energy Group, Inc.	0.550%	09/15/23	$1,000,000	$996,780
				3,047,142
Total Corporate Bonds
(Cost $51,176,913)				$51,073,715

MONEY MARKET FUNDS — 1.3%			Shares	Value
Fidelity Institutional Money Market Government Portfolio – Class I, 0.01% (b) (Cost $1,565,226)			1,565,226	$1,565,226

Total Investments at Value — 100.4% (Cost $119,606,649)				$119,120,591

Liabilities in Excess of Other Assets — (0.4%)				(447,038)

Net Assets — 100.0%				$118,673,553

144A -	Security was purchased in a transaction exempt from registration in compliance with Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $43,231,602 as of October 31, 2021, representing 36.4% of the Fund’s net assets.

IO -	Interest only strip. Par value shown is the notional value, not a true par value.

LIBOR -	London Interbank Offered Rate

SOFR -	Secured Overnight Financing Rate

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of October 31, 2021.

See accompanying notes to financial statements.

RED CEDAR SHORT TERM BOND FUND
SCHEDULE OF FUTURES CONTRACTS
October 31, 2021

				Value/
		Expiration	Notional	Unrealized
FUTURES CONTRACTS	Contracts	Date	Value	Depreciation
FUTURES
2-Year U.S. Treasury Note Future	45	12/31/2021	$9,866,602	$(41,004)

RED CEDAR SHORT TERM BOND FUND
SCHEDULE OF FUTURES CONTRACTS SOLD SHORT
October 31, 2021

				Value/
FUTURES CONTRACTS		Expiration	Notional	Unrealized
SOLD SHORT	Contracts	Date	Value	Appreciation
FUTURES
10-Year U.S. Treasury Note Future	5	12/31/2021	$653,828	$11,254
5-Year U.S. Treasury Note Future	91	12/31/2021	11,082,805	115,907
Ultra 10-Year U.S. Treasury Note Future	2	12/31/2021	290,188	4,729
Total Futures Contracts Sold Short			$12,026,821	$131,890

See accompanying notes to financial statements.

RED CEDAR SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2021

ASSETS
Investments in securities:
At cost	$119,606,649
At value (Note 2)	$119,120,591
Margin deposits for futures contracts (Note 2)	80,930
Variation margin receivable (Notes 2 and 5)	384
Dividends and interest receivable	552,539
Other assets	11,776
Total assets	119,766,220

LIABILITIES
Variation margin payable (Notes 2 and 5)	5,879
Payable for investment securities purchased	1,000,000
Payable to Adviser (Note 4)	20,993
Payable to administrator (Note 4)	14,036
Accrued compliance fees (Note 4)	2,500
Accrued audit and tax services fees	25,000
Accrued legal fees	11,250
Other accrued expenses	13,009
Total liabilities	1,092,667

NET ASSETS	$118,673,553

NET ASSETS CONSIST OF:
Paid-in capital	$118,897,616
Accumulated deficit	(224,063)
NET ASSETS	$118,673,553

PRICING OF INSTITUTIONAL CLASS (Note 1)
Net assets applicable to Institutional Class	$118,673,553
Shares of Institutional Class outstanding (unlimited number of shares authorized, no par value)	11,890,170
Net asset value, offering price and redemption price per share (Note 2)	$9.98

See accompanying notes to financial statements.

RED CEDAR SHORT TERM BOND FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2021

INVESTMENT INCOME
Interest	$1,958,926
Dividends	143
Total investment income	1,959,069

EXPENSES
Management fees (Note 4)	322,771
Administration fees (Note 4)	105,715
Legal fees	54,290
Pricing fees	42,065
Trustees’ fees and expenses (Note 4)	39,650
Fund accounting fees (Note 4)	36,264
Audit and tax services fees	35,659
Compliance fees (Note 4)	32,500
Registration and filing fees	31,217
Custody and bank service fees	14,211
Transfer agent fees (Note 4)	12,000
Insurance expense	9,346
Other expenses	18,600
Total expenses	754,288
Less fee reductions by the Adviser (Note 4)	(269,742)
Net expenses	484,546

NET INVESTMENT INCOME	1,474,523

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from:
Investments	492,293
Futures contracts (Note 5)	8,863
Net change in unrealized appreciation (depreciation) on:
Investments	(1,638,778)
Futures contracts (Note 5)	90,886
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,046,736)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$427,787

See accompanying notes to financial statements.

RED CEDAR SHORT TERM BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	October 31,	October 31,
	2021	2020 (a)
FROM OPERATIONS
Net investment income	$1,474,523	$1,603,654
Net realized gains from investment transactions and futures contracts	501,156	1,004,850
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,547,892)	1,152,720
Net increase in net assets resulting from operations	427,787	3,761,224

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(2,662,299)	(1,750,775)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	45,080,980	116,968,990
Reinvestments of distributions to shareholders	2,662,299	1,750,775
Payments for shares redeemed	(30,898,032)	(16,767,396)
Net increase in net assets from capital share transactions	16,845,247	101,952,369

TOTAL INCREASE IN NET ASSETS	14,610,735	103,962,818

NET ASSETS
Beginning of period	104,062,818	100,000
End of period	$118,673,553	$104,062,818

CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	4,480,805	11,670,680
Shares issued in reinvestment of distributions to shareholders	264,057	173,316
Shares redeemed	(3,064,509)	(1,644,179)
Net increase in shares outstanding	1,680,353	10,199,817
Shares outstanding at beginning of period	10,209,817	10,000
Shares outstanding at end of period	11,890,170	10,209,817

(a)	Represents the period from the commencement of operations (November 15, 2019) through October 31, 2020.

See accompanying notes to financial statements.

RED CEDAR SHORT TERM BOND FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	October 31,	October 31,
	2021	2020 (a)
Net asset value at beginning of period	$10.19	$10.00

Income (loss) from investment operations:
Net investment income	0.14	0.15
Net realized and unrealized gains (losses) on investments and futures contracts	(0.09)	0.21
Total from investment operations	0.05	0.36

Less distributions from:
Net investment income	(0.17)	(0.17)
Net realized gains	(0.09)	—
Total distributions	(0.26)	(0.17)

Net asset value at end of period	$9.98	$10.19

Total return (b)	0.46%	3.61	% (c)

Net assets at end of period (000’s)	$118,674	$104,063

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.70%	0.71	% (d)

Ratio of net expenses to average net assets (e)	0.45%	0.45	% (d)

Ratio of net investment income to average net assets (e)	1.37%	1.64	% (d)

Portfolio turnover rate	130%	127	% (c)

(a)	Represents the period from the commencement of operations (November 15, 2019) through October 31, 2020.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after advisory fee reductions (Note 4).

See accompanying notes to financial statements.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2021

1.	Organization

Red Cedar Short Term Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) and is a no-load diversified series of Red Cedar Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on May 2, 2019. On November 1, 2019, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to The 4100 Group, Inc., an affiliate of Red Cedar Investment Management, LLC (the “Adviser”), the investment adviser to the Fund. The Fund commenced operations on November 15, 2019.

The investment objective of the Fund is to seek preservation of capital and maximize current income.

2.	Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New Accounting Pronouncement – In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides entities with guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently assessing the impact of the ASU on the Fund.

Securities and futures valuation – For purposes of computing the Fund’s net asset value (“NAV”), the Fund’s portfolio holdings are valued at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the most recently quoted bid and ask prices. Fixed-income securities are normally valued based on prices obtained from

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

independent third-party pricing services approved by the Trust’s Board of Trustees (the “Board”), which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional-sized trading in similar groups of securities and developments related to specific securities. Foreign securities, if any, are normally valued on the basis of fair valuation prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the last sale price on the exchange on which such foreign security primarily traded and the close of regular trading on the NYSE. One or more independent third-party pricing services approved by the Board may be utilized to determine the fair value of securities held by the Fund. The methods used by independent pricing services and the quality of valuations so established is reviewed by the Adviser and the Fund’s administrator under the supervision of the Board. To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act and not traded on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. The Fund values its exchange-traded futures contracts at the final settled price or, if a settled price is not available, at the last sale price as of the close of business prior to the time of the NAV calculation. If the Adviser determines that a price provided by a pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued as determined in good faith by the Adviser, pursuant to policies adopted by and subject to review of the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Fund are classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and other financial instruments and the inputs used to value the investments and other financial instruments as of October 31, 2021 by asset type:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Government & Agencies	$—	$1,885,652	$—	$1,885,652
Municipal Bonds	—	600,647	—	600,647
Asset Backed Securities	—	20,627,385	—	20,627,385
Collateralized Mortgage Obligations	—	43,367,966	—	43,367,966
Corporate Bonds	—	51,073,715	—	51,073,715
Money Market Funds	1,565,226	—	—	1,565,226
Total	$1,565,226	$117,555,365	$—	$119,120,591

Other Financial Instruments:
Futures contracts	$(41,004)	$—	$—	$(41,004)
Futures contracts sold short	131,890	—	—	131,890
Total	$90,886	$—	$—	$90,886

The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of October 31, 2021. Other Financial Instruments are futures contracts which are valued at the unrealized appreciation (depreciation) as of October 31, 2021.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method and recognized within interest income. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income. Interest-only stripped mortgage-backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Fund upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Income dividends are normally declared and paid by the Fund monthly and net capital gain distributions, if any, are normally declared and paid annually by the Fund in December. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the periods ended October 31, 2021 and 2020 was ordinary income.

On November 29, 2021, the Fund paid an ordinary income dividend of $0.0098 per share to shareholders of record on November 26, 2021.

Futures contracts – The Fund uses futures contracts to attempt to limit exposure to changing interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 10% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation receivable/payable are reported on the Statement of Assets and Liabilities.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of October 31, 2021:

Tax cost of portfolio investments	$119,615,884
Gross unrealized appreciation	$288,174
Gross unrealized depreciation	(783,467)
Net unrealized depreciation on investments	(495,293)
Undistributed ordinary income	84,769
Undistributed long-term gains	186,461
Accumulated deficit	$(224,063)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the open tax years (open tax years since inception) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund recognizes interest and penalties, if any, related to unrecognized tax expenses as income tax expense on the Statement of Operations. During the year ended October 31, 2021, the Fund did not incur any interest or penalties.

3.	Investment Transactions

During the year ended October 31, 2021, the cost of purchases of investment securities and proceeds from sales of investment securities, other than short-term investments, were $157,967,854 and $139,673,886, respectively.

4.	Transactions with Related Parties

ADVISORY AGREEMENT

Under the terms of an Investment Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of the Fund.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Adviser has contractually agreed under an Expense Limitation Agreement (the “ELA”) to reduce the management fee and reimburse other expenses until October 1, 2022, to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs; costs to organize the Fund; acquired fund fees and expenses, if any; extraordinary expenses such as litigation and merger and reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.45% of the Fund’s average daily net assets. Accordingly, during the year ended October 31, 2021, the Adviser waived $269,742 of its investment advisory fees.

Management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of up to three years from the date such fees were waived or payments made, provided that the repayments do not cause the total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed the lesser of (i) the expense limitation in effect at the time such fees were waived or payments made, and (ii) the expense limitation in effect at the time of repayment. Prior to October 1, 2022, this agreement may not be modified or terminated without the approval of the Board. This agreement will terminate automatically if the Advisory Agreement is terminated. As of October 31, 2021, the Adviser may seek repayment of management fee reductions and expense reimbursements in the amount of $527,178 no later than the dates as stated below:

October 31, 2023	$257,436
October 31, 2024	269,742
Total	$527,178

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Master Services Agreement

Under the terms of a Master Services Agreement, Ultimus Fund Solutions, LLC’s (“Ultimus”) services include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Fund. For these services, Ultimus receives fees in accordance with its agreement with the Fund.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Compliance Agreement

Under the terms of a Compliance Agreement, Key Bridge Compliance LLC (“Key Bridge”) provides ongoing regulatory compliance consulting, monitoring and reporting services for the Fund. In addition, a principal of Key Bridge serves as the Fund’s Chief Compliance Officer. Key Bridge receives fees in accordance with its agreement with the Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

The Trust has adopted but not yet implemented a Distribution and Shareholder Servicing Plan (the “Plan”) under which the Trust and the Distributor may enter into agreements with service providers, such as broker-dealers and investment advisors, to pay such financial intermediaries a percentage of the average net assets of the Fund for distribution expenses and providing services to shareholders of such Fund. Amounts payable by the Fund cannot exceed 0.25%, on an annualized basis, of the Fund’s average daily net assets. No Plan expenses are currently paid by the Fund and the Fund’s Board has not approved any payments under the Plan.

TRUSTEE COMPENSATION

Each Independent Trustee receives for his or her services to the Trust, a $15,000 annual retainer. The Chairperson of the Fund’s Audit Committee receives an additional $2,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. The Trust’s officers are not compensated by the Trust.

PRINCIPAL HOLDER OF FUND SHARES

As of October 31, 2021, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owners	% Ownership
National Financial Services, LLC (for the benefit of its customers)	94.8%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5.	Derivatives Transactions

The Fund’s positions in derivative instruments as of October 31, 2021 are recorded in the following locations on the Statement of Assets and Liabilities:

			Fair Value		Average Monthly
					Notional Value
					During the
					Year Ended
			Asset	Liability	October 31,
Type of Derivative	Risk	Location	Derivatives	Derivatives	2021*
Futures contracts	Interest	Variation Margin Receivable/ Payable**	$—	$(41,004)	$5,196,139
Futures contracts sold short	Interest	Variation Margin Receivable/ Payable**	131,890	—	(7,729,154)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the period.

**	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through October 31, 2021. Only current variation margin receivable/payable is reported on the Statement of Assets and Liabilities.

The Fund’s transactions in derivative instruments during the year ended October 31, 2021 are recorded in the following locations on the Statement of Operations:

Derivative Investment Type	Location
Futures contracts	Net realized gains (losses) from futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s net realized gains (losses) and net change in unrealized appreciation (depreciation) on derivative instruments recognized on the Statement of Operations during the year ended October 31, 2021:

		Net Change
		in Unrealized
	Net Realized	Appreciation
Type of Derivative and Risk	Gains (Losses)	(Depreciation)
Futures contracts Interest	$(18,119)	$(41,004)
Futures contracts sold short Interest	26,982	131,890
Total	$8,863	$90,886

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral securities and securities collateral on a counterparty basis.

As of October 31, 2021, the offsetting of financial assets and derivative assets is as follows:

	Gross	Gross
	Amounts of	Amounts of
	Recognized	Recognized		Net Amounts
	Assets not	Liabilities		of Assets
	Offset on	not Offset on		Presented on
	Statement of	Statement of	Derivatives	Statement of
	Assets and	Assets and	Available	Assets and	Collateral
Description	Liabilities	Liabilities	for Offset	Liabilities	Pledged*	Net Amount
Variation margin receivable - futures contracts	$384	$—	$(384)	$—	$—	$—
Variation margin payable - futures contracts	—	(5,879)	384	(5,495)	5,495	—
Total subject to a master netting or similar arrangement	$384	$(5,879)	$—	$(5,495)	$5,495	$—

*	The amount is limited to the net amounts of financial assets and accordingly does not include excess collateral pledged.

6.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Risks Associated with Mortgage-Related and Other Asset Backed Securities

Investments in mortgage-related and other asset backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. The liquidity of mortgage-related and asset backed securities may change over time. During periods of falling interest rates, mortgage-related and asset backed securities may be called or prepaid, which may result in the Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and asset backed securities may extend, which may lock in a below market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults. As of October 31, 2021, the Fund had 36.6% and 17.4% of the value of its net assets invested in mortgage-backed securities and asset back securities, respectively.

8.	Risks Associated with Rule 144A Securities

Rule 144A securities are securities that are exempt from registration under the Securities Act of 1933, as amended, and the rules thereunder, and may have legal restrictions on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and the Fund might be unable to dispose of 144A securities promptly or at a reasonable price. As of October 31, 2021, the Fund had 37.2% of the value of its net assets invested in Rule 144A securities.

9.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on November 29, 2021, as discussed in Note 2.

RED CEDAR SHORT TERM BOND FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Red Cedar Short Term Bond Fund and

Board of Trustees of Red Cedar Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, futures contracts, and futures contracts sold short, of Red Cedar Fund Trust comprising Red Cedar Short Term Bond Fund (the “Fund”) as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets, the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 17, 2021

RED CEDAR SHORT TERM BOND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (May 1, 2021) and held until the end of the period (October 31, 2021).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

RED CEDAR SHORT TERM BOND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value	Expenses
	May 1,	October 31,	Paid During
Institutional Class	2021	2021	Period*
Based on Actual Fund Return	$1,000.00	$997.90	$2.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.94	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.45% for the one-half year period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-626-2575, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-626-2575, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-888-626-2575. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

RED CEDAR SHORT TERM BOND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address*, and Year of Birth	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Kristen A. Gruber YOB: 1969	Trustee	Indefinite; Since October 2019	President, Dealers Assurance Company (January 2014 to present); Director, Dealers Assurance Company (January 2014 to January 2018); Director, Producers Associates Reinsurance Company, Ltd., (October 2015 to present); President, Dealers Alliance Corporation (January 2014 to present); President, DAC Insurance Agency, Inc. (January 2014 to present); President, DAC Solutions, Inc. (January 2014 to present); President and Director, Ecoblock, Inc. and First Automotive Service Corporation (October 2019 to present); President, Southwest Reinsure, Inc. (January 2020 to present); President and Director, IAS Acquisition Holdings, LLC and IAS Parent Holdings, Inc. (July 2020 to present); President and/or Director, IAS InvestCo, Inc., IAS Warranty Services of Florida, Inc., IAS Warranty Services, LLC, IAS Warranty, Inc., First Innovative Insurance Agency, Inc., Innovative Aftermarket Insurance, Ltd., Masterguard Automotive Protection, L.L.C., BMK Marketing, L.L.C., American Colonial Administration, LLC, Global Vehicle Solutions, Inc., First Dealer Resources, L.L.C., Global Auto Solutions, Inc., FC&G, L.L.C., American Colonial Reinsurance Company, Ltd., Global Premier Services, Inc. and Green Valley Insurance Services, Inc. (September 2020 to present).	1	None
Richard B. Kelly YOB: 1955	Audit Committee Chairman and Trustee	Indefinite; Since October 2019	Retired; Chief Financial Officer, Archdiocese of Cincinnati (August 2008 to October 2019); Adjunct Professor, Xavier University (August 2001 to May 2019).	1	None
Michael P. Lunt YOB: 1968	Trustee	Indefinite; Since October 2019	Managing Director, Ottawa Avenue Private Capital LLC (June 2006 to present).	1	None

RED CEDAR SHORT TERM BOND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
David Withrow YOB: 1966	Chairman and Trustee	Indefinite; Trustee since July 2019; Chairman and President since October 2019	Managing Partner and Director of Portfolio Management, Red Cedar Investment Management, LLC (December 2018 to present); President, ClearArc Capital (January 2018 to October 2018); Deputy Chief Investment Officer, ClearArc Capital (January 2016 to January 2018); Director of Taxable Fixed Income, ClearArc Capital (April 2003 to January 2016).	1	None

*	The address for each Trustee is Red Cedar Fund Trust, 333 Bridge Street NW, Suite 601, Grand Rapids, MI 49504

RED CEDAR SHORT TERM BOND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address,* and Year of Birth	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Theresa Bridge Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 YOB: 1969	Treasurer	Indefinite; Since October 2019	Senior Vice President, Financial Administration, Ultimus Fund Solutions, LLC (2000 to present).
Matthew Swendiman Red Cedar Fund Trust 333 Bridge Street NW Suite 601 Grand Rapids, MI 49504 YOB: 1973	Chief Compliance Officer	Indefinite; Since October 2019	Chief Compliance Officer, Red Cedar Investment Management (March 2019 – present); Chief Executive Officer, Key Bridge Compliance, LLC (August 2019 - present); Chairman and Chief Compliance Officer, F/m Acceleration, LLC (June 2019 – present); President and CEO, JCM Financial Services Consulting, LLC (November 2018 – present); Chief Executive Officer, Graydon Compliance Solutions, LLC (March 2014 – November 2018); Of Counsel, Graydon Head & Ritchey LLP (September 2012 – November 2018); Adjunct Professor of Business Law, Xavier University (2008 – 2015).
Stephen Preston Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 YOB: 1966	AML Compliance Officer	Indefinite; Since October 2019	Vice President, Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present); Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).
Jesse Hallee Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 YOB: 1976	Secretary	Indefinite; Since October 2019	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (June 2019 to present); Vice President and Managing Counsel, State Street Bank and Trust Company (March 2013 to June 2019).

Additional information about the Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-626-2575.

RED CEDAR SHORT TERM BOND FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; the Fund’s short-term and long-term cash flow projections; and the Fund’s cash and cash equivalent holdings and access to borrowing arrangements and other funding sources. The Board of Trustees has appointed Red Cedar Investment Management, LLC (the “Adviser”), the Fund’s investment adviser, as the party responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Adviser presented its annual report on the Program’s operation and effectiveness (the “Report”) at the meeting of the Board held on September 20, 2021. The Report covered the period from August 1, 2020 through July 31, 2021 (the “Review Period”).

As set forth in the Report, the Program addresses the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

●	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. The portfolio consists primarily of short maturity and average life bonds, a majority of which are classified as “highly liquid.” The Report also reflected that the Fund’s portfolio is not concentrated in any particular issuer(s).

●	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: The Fund saw limited flows during the Review Period, with the exception of the quarter ended July 31, 2021 in which it saw one large inflow. The Report reflected that all redemptions were met without any issues and, in light of the quality and nature of the securities held in the Fund’s portfolio, the Adviser does not anticipate any liquidity issues.

●	Holdings of cash and cash equivalents, as well as borrowing arrangements: The Report reflected that the Fund is generally fully invested, with a minimal amount of cash, but noted the liquid nature of the Fund holdings.

The Report concluded that: (i) the Program is reasonably designed to prevent violations of the Liquidity Rule; and (ii) the Program has been effectively implemented.

This page intentionally left blank.

Red Cedar-AR-21

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard B. Kelly. Mr. Kelly is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $20,000 and $20,000 with respect to the registrant’s fiscal years ended October 31, 2021 and October 31, 2020.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $5,000 and $5,000 with respect to the registrant’s fiscal years ended October 31, 2021 and October 31, 2020. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The registrant’s Audit Committee Charter states the following with respect to pre-approval policies and procedures:

Pre-Approval Requirements. Before the independent auditors are engaged by the Trust to render audit or non-audit services:

a.	The Audit Committee shall pre-approve all audit services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees;*
b.	Pre-Approval of Non-Audit Services Provided to the Trust’s Investment Adviser and Certain Control Persons: The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the Trust’s investment adviser and (b) any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.**

___________________________________

* De Minimis Exceptions to Pre-Approval Requirements: Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

** Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under section (b) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity for which services are approved under section (b) (i.e., the investment adviser or any control person).

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $5,000 and $5,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal year ended October 31, 2021 and October 31, 2020. No non-audit fees were billed in the last fiscal year by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Red Cedar Fund Trust

By (Signature and Title)*		/s/ David L. Withrow

David L. Withrow, President (Principal Executive Officer)

Date	December 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David L. Withrow

David L. Withrow, President (Principal Executive Officer)

Date	December 27, 2021

By (Signature and Title)*		/s/ Theresa M. Bridge

Theresa M. Bridge, Treasurer (Principal Financial Officer)

Date	December 27, 2021

* Print the name and title of each signing officer under his or her signature.